

Stratos Renewables Corporation

Peru's Ethanol Pioneer

January 2008

"The World's Lowest Cost Ethanol Producer"

Stratos Overview

1. Company Overview
2. Company Highlights
3. Peru Overview
4. Expansion Strategy


Iquitos
Piura
PERU
Trujillo
Pucallpa
Chimbote
Huánuco
Cerro de Pasco
Callao
La Oroya
Huancayo
Lima
Chincha Alta
Ayacucho
Cusco
Ica
Nazca
Puno
Arequipa
Taona
Perú



Company Overview



Business Overview: Stratos Renewables Corp.

- Current Business: Acquired sugar mill under conversion into a modern sugarcane ethanol facility
  - Funded to an expanded capacity of:
    - 4.4 million gallons/yr (MGY)
    - 1,100 tons cane/day (tcd)
  - Signed LOI for 54,000 hectares of raw land (for proportional planting at Stratos discretion)
- Core Long-Term Business:
  - Acquisition, construction, and operation of state-of-science sugarcane ethanol production facilities for export.
  - To create a vertically integrated company, including development of sugarcane plantations to be 100% self-sufficient, *with a commitment to sustainability due to financial, social, & environmental responsibility*
  - To export ethanol to markets with high demand

Primary Objective: the sustainably lowest cost sugarcane ethanol producer in the world

Corporate Overview

Stratos Renewables Corp. (ticker: SRNW)

- Financings:
  - Received proposal from WestLB for $320 million of project finance debt December, 2007
  - Negotiating debt agreement with a USA "Asset Backed Lending" firm for $50 million (L.O.C. usable at 80% debt/equity ratio for land purchases)
  - Finalizing selection of a top-tier equity placement agent for $150 million of remaining equity
- OTCBB-listed: SRNW
  - Plan to apply for an AMEX listing in the near term
  - Exploring a dual-listing in Europe

Current Situation

- Acquired sugar mill (Estrella del Norte 1, "EDN1") strategically located adjacent to upcoming greenfield sugar farms.
  - Currently under modernization & expansion to be completed in 2008
  - Goal is to achieve processing capacity of 1,100 tons of cane per day (tcd) sugar and 4.4 million gallon per year (MGY) of ethanol by the beginning of 4q 2008
  - Ethanol off-take & sugarcane supply MOUs
- Greenfield projects consist of ethanol production facilities central to own sugar plantations on prime undeveloped coastal land in northern Peru
  - Over 250,000 ha of land in target region have been catalogued over the last two years
  - Executed LOI to obtain control of 54,000 ha of plantable land
- Plans in place to build in phased construction new ethanol production facilities strategically located near projected plantations as they begin to yield raw sugarcane
  - Projected goal of 182 million gallons of per year (MGY) companywide benefitting from modernized processing equipment limiting crushing and distilling downtime.

STRATOS

Industry Leading Team

Tony Salas, CEO and Director

- Leading agronomist in Peru with extensive experience in sugarcane cultivation; Formerly CEO of ACM Peru
- Led buyout of the largest sugar company in Peru, and led the most important M&A and reengineering processes in Peru's Ag sector, since 1970
- Former Vice-Minister of Agriculture, appointed by the President of Peru

Luis De Las Casas, Director

- Former Vice-Minister of Construction; Led land acquisition/expansion related to peasant communities and farmer cooperatives. Expert in rural development and land planning

Luis Goyzueta Angobaldo, Director

- Founder & CEO of one of the leading biodiesel producers in Latin America; former President of two Peruvian mining companies; Director of Oiltec, Gulf Oil's international partner in Peru

Steven Magami, Chairman

- President & Director of Pure Biofuels Corp.; Partner of a U.S.-based Clean Energy-focused PE firm; Deep experience in building companies in the biofuels industry:; Formerly a private equity investor - generated top fund returns for clients CalPERS, GE, & Goldman Sachs

STRATOS

Industry Leading Advisory Board

Roger Ballentine – Clean Energy Policy Advisor

- Advises KKR (TXU), Wal-Mart, & Chevron on clean energy; Visiting Professor, Harvard Law School
- Former Chairman, White House Climate Change taskforce (senior advisor to President Clinton)

Steve Norris – Senior Advisor

- Co-Founder/former President of The Carlyle Group
- Formerly on the $68 billion Federal Retirement Thrift Investment Board

Susana De La Puente – Senior Advisor

- Former Vice Chairman of J.P. Morgan Latin America

Augusto De La Piedra – Technical Advisor

- 40 yrs in the sugarcane industry; Peru's leading expert in sugarcane mills and distilleries
- From one of the largest former sugarcane families in Peru

Luis Rivas – Technical Advisor

- 40 yr executive in the sugar industry - Arkel Sugar and Nicaragua Sugar; ethanol production in LatAm
- MBA, INCAE-Harvard Business School

STRATOS



Company Highlights



Company Highlights

Country Advantages - Peru …

- Cost advantages
  - Highest potential yields of sugarcane per hectare (220+ avg. tons vs. 80-90 current avg. tons in Brazil)
  - Tax-free exports to U.S.A under F.T.A. and other incentives.
  - Attractive government tax incentives
  - Low cost of appropriate land & labor
- Foreign investment in biofuels enjoys strong political support
- Land availability ensures expansion potential
- Open environment to foreign investment & business in Peru
  - Investment Grade Foreign Debt rating expected 2008
  - Consistent GDP growth; at 8.3% among of the highest in Latin America in '07
  - Political and Currency stability, and enjoys lowest inflation among Latin America countries



PERU
BRAZIL
PACIFIC OCEAN
Chiclayo
Cajamarca
Trujillo
Chimbote
Pucallpa



STRATOS

Company Highlights

Strategy & Team , with a First Mover Advantage…

- Experienced and connected Peruvian sugarcane ethanol team
    - Leading agronomy & hydrography team have studied the northern Peruvian coast for over a decade
- Unique vertically integrated (and state-of-technology) feedstock strategy, eliminating commodity price volatility with higher yields per hectare than currently leading producers.
    - In advanced discussions for 100% of initial land needed to grow supply of sugarcane
- Key strategic relationships with domestic and international customers
    - MOU in place for 100% of domestic supply & off-take
    - In negotiations for sale of 100% of ethanol to large international off-take customers
- Lowest cost producer globally, with superior margins per gallon of ethanol produced
- Healthy near-term cash flow from immediate ethanol & sugar production
- Prominent advisory board delivering a wealth of relevant relationships and industry expertise



Peru Overview



Peru

Sugarcane in Peru…

- Ethanol yields per hectare are 3x that of corn
- Crop improvements and the conversion of bagasse cellulose to ethanol could increase yields to 4x
- The northern coast of Peru has 150 yrs of history in sugarcane cultivation and with proper investment and modernization can again achieve a competitive advantage throughout the value chain.


Ethanol Yields Per Hectare
France (beet)
Brazil (cane)
Perú (cane)
USA (corn)
0
2000
4000
6000
8000
Litres/ha

- Soils in the Peruvian coast are alluvial and alkaline. With virtually no rainfall and stable, moderately warm, temperatures, Northern Peru provides a unique set of natural and scientific favorable growing conditions. Use of controlled irrigation allows concentration of sugars (POL) and Yield Per Hectare to surpass industry averages.
- Harvest cane year-round, compared to seasonality constraints of other producing countries (i.e., Brazil)
- Own bagasse covers 100% of energy requirements, and generates cash flows from surplus sold to the power grid (60 MW per year, by 2013, reaching aprox. $28.5MM net revenue)

STRATOS

Peru

Ethanol Production In Peru…

- Cost Advantages
  - *Superior soil & climate conditions:* year-round harvesting & highest yields worldwide (outyielding Brazil's best estimates)
  - *Free-trade agreement:* entry to the U.S. duty-free (vs. $0.54/gallon for Brazil)
  - *Low capital costs* (labor, etc.)
- Political Support
  - President Alan Garcia (in month 18 of 5-year term) is "pro-" alternative energy
  - 2007 legislation mandated 7.8% ethanol content in gasoline by 2010, and expected to grow (25% for Brazil)
  - Ag industry tax incentives (corporate tax rate of 15% vs. 30%)
    - Contributing to Ag industry's growth (significant job creation)



STRATOS

Peru

Attractive Country Dynamics…

- Current Statistics
  - Investment-grade foreign debt rating recently assigned by DBRS; U.S. agencies are expected to follow in early 2008
  - 8.3% GDP growth in 2007
  - 100% FDI (foreign direct inv.) growth in 2007
  - Tourism Reached Breaking Levels in 2007
- Strong Business Environment & Trade Opportunities
  - At 3.9%, Peru had lowest inflation in Latin America (2007)



VEN
COLOMBIA
Quito
ECUADOR
Iquitos
Talara
Piura
PERU
BRAZIL
Chiclayo
Pacific
Ocean
Trujillo
Pucallpa
Chimbote
Huánuco
Cerro de Pasco
Callao
Lima
La Oroya
Huancayo
Machu Picchu
Ayacucho
CUSCO
BOLIVIA
Chincha Alta
Ica
Nazca
N Peru
Puno
Arequipa
La Paz

  - No restrictions on imports or exports (ethanol can be exported to U.S. tariff-free under the Andean Trade Promotion and Drug Eradication Act, and the newly signed Free Trade Agreement)
- Inspiring investor confidence, e.g. major foreign investments announced in 2007 include:
  - $1B investment announced by U.S. & Australian firms in the petrochemical industry (October)
  - $2B investment by Grupo Mexico in the mining industry (October)

STRATOS

Investment Activity in the Region

2007 Overseas Sugarcane Ethanol Investments by U.S. Investors…

- $1 billion NYSE IPO of Cosan (Brazil), led by Credit Suisse
  - Top ethanol producer worldwide ($4 billion Co.)
- $900 million investment by George Soros in Adeco Agro (Brazil)
  - Goals of 3.5 million tons of cane/year by mid-2008; 11 million tons of cane/year by 2015
- $240 million investment by Goldman Sachs and Carlyle Group in Brazil's second largest sugar producer, Santelisa Vale (Brazil)
- $180 million investment by Vinod Khosla, Ron Burkle, James Wolfensohn, and various other U.S./EU investors in Brazilian Renewables Energy Co. (Brazil)
- $120 million investment by Maple Companies into developing its own sugarcane ethanol mills and distilleries in Northern Peru
  - Goal of 30 MGY of production capacity



Expansion Strategy



Growth Strategy

Strategy execution in three phases…

- *Phase I: Expansion of Existing Facilities& Prep for Greenfield (4Q2007 – 3Q2008)*



  - Completing upgrade to begin operating sugar mill/ethanol distillery to process sugarcane from existing 1000 ha
  - Securing 48,000 ha of plantable land (acquisition & lease)
  - Establishing compost production facility & building seedling nursery to secure highest yields with optimal soil conditions, and improved sugarcane

Phase II: Greenfield 4Q2008 – 2Q2011

  - Development of staged sugarcane plantations on the initial portion of the land (24,000 ha)
  - Building first two greenfield sugar mills & ethanol distilleries (total 94 MGY)

- *Phase III: Greenfield 3Q2011 – 2Q2013*
  - Development of sugarcane plantations on the balance of the land (24,000 ha)
  - Constructing two additional mills & distilleries (total 94 MGY)

STRATOS

Feedstock Strategy

- Stratos plans to secure sugarcane feedstock from a combination of owned or leased lands, and third-party growers
  - In addition to mill efficiency considerations, there are political, social, and consequently economic benefits to buying at least some sugarcane feedstock from surrounding populations and farms.
  - Nonetheless, approximately 90% of feedstock targeted expected to come from Stratos' controlled land
    - Stratos Average Cane Yield: target 180+ tons/ha per year
    - Timing: 18 months to grow the first harvest
  - Approximately 10% of feedstock through contracts with producers
    - 7-10 year MOUs for purchase, based on Peru Spot price and Pol content and delivery to mills.



STRATOS

Off-Take Agreements

- *Initial Production:* Off-take MOU in place for 100% of initial Ethanol production
- Terms: fixed price and delivery conditions for initial five years
- *Phase II & III Production*: Advanced discussions with several international distributors, leading to finalization of long range MOU
  - Terms: TBD




STOLT TANKERS

STRATOS

Phase I: Strategic Expansion


STRATOS

STRATOS

Disclosure

Safe Harbor Statement

Certain of the statements set forth in this presentation constitute "Forward Looking Statements." Forward-Looking Statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning," "expect," "believe," "will," "will likely," "should," "could," "would," "may" or words or expressions of similar meaning. All such Forward-Looking Statements involve risks and uncertainties, including, but not limited to: the need for and availability of additional financing and the Company's access to capital; the trading of the Company's common stock ; and the period of time for which the proceeds from future financings will enable the Company to fund its operations. Many important factors affect the ability to achieve the Company's stated objectives, the ability to obtain substantial additional funds, and to compete successfully against other companies in a profitable manner. Therefore, you are cautioned that there also can be no assurance that the Forward-Looking Statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the Forward-Looking Statements included herein, the inclusion of such information should not be regarded as a representation or warranty by the Company or any other person that our objectives and plans will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, the Company does not undertake any obligation to update any Forward-Looking Statements or to announce revisions to any of the Forward-Looking Statements